 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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FIRST LIBERTY POWER CORP.
(Name of Registrant as Specified in Its Charter)

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FIRST LIBERTY POWER CORP.
7251 West Lake Mead Blvd, Suite 300
Las Vegas, NV 89128
(702) 675-8198
___________________

October 31, 2014

This Information Statement is furnished by the Board of Directors of First Liberty Power Corp., a Nevada corporation (the “Company”), to holders of record as of the close of business on October 31, 2014 (the “Stockholders”) of the Company’s common stock, $0.001 par value per share (the “Common Stock), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that on October 31, 2014, the Company obtained the written consent of stockholders representing 50.53% of the voting rights of the Company common stock and preferred stock (the “Majority Stockholders”) approving an amendment to the Company’s Articles of Incorporation to effect an increase in the amount of authorized shares of Common Stock from 1,500,000,000 to 5,000,000,000 (the “Authorized Capital Increase”). Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase, a copy of which is attached hereto as Exhibit A will not be filed with the Secretary of State for the State of Nevada, until at least twenty (20) days after the initial mailing of this Information Statement to the Stockholders

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AUTHORIZED CAPITAL INCREASE. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws. This Information Statement is being mailed on or about November 26, 2014, to all of the Company's stockholders of record as of the close of business on October 31, 2014.

 By Order of the Board of Directors,

 /s/ Robert B. Reynolds Jr.
Robert B. Reynolds Jr.
Chairman of the Board of Directors

FIRST LIBERTY POWER CORP.

INFORMATION STATEMENT
____________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of First Liberty Power Corp., a Nevada (the “Company,” “we” or “us”) to the holders of record at the close of business on October 31, 2014 (the “Record Date”) of the Company’s outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act” ), and pursuant Section 78.390 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on October 31, 2014, by the Company’s Board of Directors and by the Company’s stockholders representing the voting rights of 50.53% of the Company’s common stock and preferred stock issued and outstanding on October 31, 2014 (the “Majority Stockholders”). The Company’s Board of Directors and the Majority Stockholders approved an amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 1,500,000,000 shares of common stock, par value $0.001 per share, to 5,000,000,000 shares of common stock, par value $0.001 per share (the “Authorized Capital Increase”).

Accordingly, all necessary corporate approvals in connection with the amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase have been obtained. This Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase will not be filed with the Secretary of State for the State of Nevada, until at least twenty (20) days after the initial mailing of this Information Statement to the Company’s stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Company’s stockholders as of the Record Date will be furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about November 26, 2014.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.
INFORMATION STATEMENT COSTS

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AUTHORIZED CAPITAL INCREASE. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.
FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 31, 2014.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on October 31, 2014, First Liberty Power Corp., a Nevada corporation (the “Company”) obtained the unanimous written consent of its board of directors (“Board of Directors”) and the written consent of thirteen (13) stockholders representing 50.53% of the voting rights of the Company’s issued and outstanding common stock and preferred stock as of October 31, 2014 (the “Majority Stockholders”), approving an amendment of the Company’s Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of common stock of the Company from 1,500,000,000 shares of common stock, par value $0.001 per share, to 5,000,000,000 shares of common stock, par value $0.001 per share (the “Authorized Capital Increase”).

OUTSTANDING SHARES AND VOTING RIGHTS

As of October 31, 2014 (the “Record Date”), the Company's authorized capitalization consisted of 1,500,000,000 shares of common stock, par value $0.001, of which 1,244,459,014 shares were issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.001, of which 5,000,000 shares were issued and outstanding.

Each share of common stock of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders. Each share of preferred stock of the Company entitles its holder to eighty (80) votes on each matter submitted to the Company’s stockholders. As the Majority Stockholders have consented to the foregoing actions by resolution dated October 31, 2014, in lieu of a special meeting in accordance with 78.320 of the Nevada Revised Statutes and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of common stock and voting rights designated by ownership of preferred stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase.

We intend to file a Certificate of Amendment (“Amendment”), a copy of which is attached hereto as Exhibit A, to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above action. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Amendment will not be filed, until at least twenty (20) days after the initial mailing date of this Information Statement to the Company’s stockholders. It is presently contemplated that such mailing will be made on or about November 26, 2014.

The Authorized Capital Increase

The purpose of the Authorized Capital Increase is to increase the number of shares of the Company’s common stock available for issuance to investors, or held in reserve for investors for potential future issuance, who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which the Company’s Board of Directors may determine is in the best interest of the Company and its stockholder to issue shares of common stock.

As of the date of this Information Statement, the Company has identified certain investors who have or would be willing to enter into agreements relating to actual or potential investment in the Company. Futhermore, the Company has contractual obligations to maintain certain reserve levels for specific investments, which obligations we may not be able to meet if we don’t undertake the Authorized Capital Increase. In particular:

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Certain existing investors require that they be provided with additional share reserves totalling 847,027,000 shares of common stock upon the completion of the Authorized Capital Increase. This does not necessarily mean that any or all of shares will be issued, but rather that such shares are held aside in the event they are required to satisfy obligations under their debt structure.

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Other existing investors may require an increase in existing reserves upon the completion of the Authorized Capital Increase. This does not necessarily mean that any or all of shares of common stock will be issued, but rather that such shares are held aside in the event they are required to satisfy obligations under their debt structures.

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Certain potential investors have indicated a willingness to provide additional equity or debt financing, upon the Company having the ability to issue, or place in reserve, additional shares of common stock. This may include investment structures that include preferred shares with conversion options. Any possible investments are at a discussion phase only, and there can be no assurance that we will be able to obtain any such financings. The net proceeds from any such financings would be used for working capital / general corporate purposes, including the further development of the Company’s properties.

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Members of the management of the Company have acquired shares of common stock (approximately 10,078,587 shares), but such shares have not yet been issued, and would be issued upon the completion of the Authorized Capital Increase. The purchase price for such shares ranged from .0145 to .005/share, with all prices at a premium to then current market price. The shares were acquired though a conversion of accrued consulting fees into shares.

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An agreement to acquire additional ownership interest of several LLC companies (the “LLC Companies”) in an all-stock transaction was announced on July 21, 2014. Upon completion of this transaction, if all parties agree to sell their respective interests to the Company, up to 15,000,000 shares of common stock would be issued. The deemed price per share is $.01 for this transaction. The reason for entering into the transaction was to significantly increase the Company’s ownership of the LLC operating companies.

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It was announced on July 23, 2014, that Group8 Mining Innovations would be providing $200,000 in additional equity financing, priced at 25% above current market on the day of delivery of funds, with a floor price of $0.01/share. Pursuant to a stock purchase agreement, dated July 20, 2014 with Group8 Mining Innovations, $100,000 has been provided as of October 31, 2014, priced at the floor level, resulting in a share issuance obligation of 10,000,000 shares of common stock. Upon receipt of the remaining $100,000, a further issuance of up to 10,000,000, but not exceeding, 10,000,000 shares of common stock would be required. The reason for entering into the transaction was to acquire additional investment capital into the Company. The net proceeds from any such financings would be used for working capital / general corporate purposes, including the further development of the Company’s properties.

	# of Common Shares, as at the Record Date of October 31, 2014	# of Common Shares, subsequent to increase in Authorized Shares, with the uppermost impact of the above transactions, relative to October 31, 2014, record date.
Authorized	1,500,000,000	5,000,000,000
Issued and Outstanding	1,244,459,014	1,289,537,6011
Reserved for Issuance 2	254,266,381	1,101,293,381
Authorized but Unissued / Not Reserved	1,274,605	2,609,169,018

1 This number reflects the increase if the maximum required shares in the above noted transactions are issued, and includes the 2nd tranch of the Group8 Mining Innovations being consummated.

2 The Reserved for Issuance figure, both before and after the Increase in Authorized, is representative of the shares reserved for issuance that are the maximum possible required to satisfy obligations under certain debt structures.

As of the date of this Information Statement, except as disclosed herein, the Company has not entered into any agreements relating to an acquisition of another specified company or specific assets of another specified company, pursuant to which the Company will issue shares of its common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing stockholders, except as noted herein. However, if the proposed issuances described herein are completed (excluding the transactions relating to the requests for additional reserves and transactions for indeterminate financing commitments), the Company will issue up to 45,078,587 shares of common stock to the recipients mentioned above (the “Recipients”). Such shares of common stock would represent 3.62% of the total number of shares of our common stock outstanding as of October 31, 2014.

If the issuance to members of management is completed, such individuals may decide to sell their shares of common stock. If members of management sell their shares of common stock, the market price of our common stock could decrease. If the market price of our common stock decreases, the Recipients may have a further incentive to sell the common stock that they hold. These sales may have a further impact on the market price of our common stock.

Although the number of shares of our common stock that our existing stockholders own will not decrease, the common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares after any such proposed issuances are completed. Depending on market liquidity at the time, the sale of a substantial number of shares of our common stock to the Recipients, and the resale of such shares by such Recipients into the public market, or the perception that such sales may occur, could cause the trading price of our common stock to decline, result in substantial dilution to existing stockholders and make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

Set forth below is a chart which includes the percentage of shares received by each Recipient if the proposed issuances are completed.

Recipient	Number of Shares	Percentage of Shares Received
Members of Management	10,078,587	0.81%
LLC Companies	15,000,000	1.21%
Group8 Mining Innovations	20,000,000	1.61%

Other than the potential reduction in proportionate ownership, the dilutive effect on earnings per share, and other effects mentioned above, the proposed issuances, if completed, will not have any other material effects on the Company’s existing stockholders.

Potential Anti-Takeover Aspects and Possible Disadvantages of Shareholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some shareholders. The Board of Directors does not have any current knowledge of any credible effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Capital Increase may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Authorized Capital Increase outweighs any disadvantages. To the extent that the Authorized Capital Increase may have anti-takeover effects, the Authorized Capital Increase may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders’ interests.

Effective Date of Amendment

Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase will not be effective, until at least twenty (20) days after initial date on which this Information Statement is mailed to the Company’s stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders on or about November 26, 2014. Therefore, the Company anticipates that the Authorized Capital Increase will be effective, and the Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about December 22, 2014.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

No Dissenter’s Rights

Under the Nevada Revised Statutes, our dissenting shareholders are not entitled to appraisal rights with respect to the Authorized Capital Increase, and we will not independently provide our shareholders with any such right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common and preferred stock as of October 31, 2014 by (i) each person or group who is known by us to beneficially own more than 5% of any class of the registrant’s voting securities; (ii) each director; (iii) all such executive officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 7251 West Lake Mead Blvd., Ste. 300, Las Vegas, NV 89128. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. The information in this table is as of October 31, 2014, based upon 1,244,459,014 shares of common stock issued and outstanding and 5,000,000 shares of Series A Preferred Stock issued and outstanding.

Beneficial ownership of our common stock as of October 31, 2014 by each person or group who is known by us to beneficially own more than 5% of our common stock;

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership
Group8 Mining Innovations1	93,000,000 – Direct	7.47%

1 The business address of Group8 Mining Innovations is 13785 Research Blvd., Suite 125, Austin, TX 78750. The sole shareholder of Group8 Mining Innovations is Group8 Mining Innovations Ltd, a Hong Kong company, with a registered address in Hong Kong. Dimitrios Trikeriotis, director and President of Group8 Mining Innovations, and Don Nicholson, director and CFO / Secretary of Group8 Mining Innovations, jointly exercise voting and investment authority over the shares. Of these shares, 10,000,000 shares have been purchased but not yet issued by the Company.

Beneficial ownership of our Series A Preferred Stock as of October 31, 2014 by each person or group who is known by us to beneficially own more than 5% of our Series A Preferred Stock;

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Series A Preferred Stock	Percentage Ownership
Group8 Mining Innovations1	5,000,000 – Direct	100%

1 The business address of Group8 Mining Innovations is 13785 Research Blvd., Suite 125, Austin, TX 78750. The sole shareholder of Group8 Mining Innovations is Group8 Mining Innovations Ltd, a Hong Kong company, with a registered address in Hong Kong. Dimitrios Trikeriotis, director and President of Group8 Mining Innovations, and Don Nicholson, director and CFO / Secretary of Group8 Mining Innovations, jointly exercise voting and investment authority over the shares.

Beneficial ownership of our common stock as of October 31, 2014 by each director and/or officer; and all such executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership
Robert B. Reynolds, Director, Officer1	6,389,412 – Direct	0.51%
Don Nicholson, Officer, Director2	54,764,138 – Indirect	4.40%
Dimitrios Trikeriotis, Officer3	51,708,334 - Indirect	4.15%
Total, officers and directors as a group	112,861,884	9.06%

1 Robert B. Reynolds is the VP Administration and Management and Director (Chairman) of the Company, and is the direct beneficial owner of the 6,389,412 shares. Of these shares, 3,078,587 shares have been purchased but not yet issued by the Company. The spouse of Mr. Reynolds separately holds 5,500 shares.

2 Donald Nicholson is the Chief Executive Officer and Director of the Company and is the indirect beneficial owner of the 8,264,138 shares of common stock directly held by LTV International Holdings Ltd. with a business address of 1301 Bank of America Tower, 12 Harcourt Road Central, Hong Kong. Of these shares, 3,000,000 shares have been purchased but not yet issued by the Company. Also, of the 93,000,000 shares of common stock held directly by Group8 Mining Innovations, with a business address of 13785 Research Blvd., Suite 125, Austin, TX 78750, Mr. Nicholson is the natural beneficial owner of ½ of the shares, or 46,500,000 shares. Of these shares, 5,000,000 shares have been purchased but not yet issued by the Company. Mr. Nicholson is the director of LTV International Holdings Ltd., and exercises voting and investment power over the shares, and is also the director and CFO/ Secretary of Group8 Mining Innovations, and jointly exercises voting and investment authority over the shares.

3 Dimitrios Trikeriotis is the Chief Operating Officer of the Company and is the indirect beneficial owner of 5,208,334 shares of common stock directly held by Element8 Consulting Ltd., a Samoan Company, with a business address of Room 501, 5/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong. Of these shares, 4,000,000 shares have been purchased but not yet issued by the Company. Also, of the 93,000,000 shares of common stock held directly by Group8 Mining Innovations, with a business address of 13785 Research Blvd., Suite 125, Austin, TX 78750, Mr. Trikeriotis is the natural beneficial owner of ½ of the shares, or 46,500,000 shares. Of these shares, 5,000,000 shares have been purchased but not yet issued by the Company. Mr. Trikeriotis is the director of Element8 Consulting Ltd., and exercises voting and investment power over the shares, and is also the director and President of Group8 Mining Innovations, and jointly exercises voting and investment authority over the shares..

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of October 31, 2014, there were 1,244,459,014 shares of the Company’s common stock issued and outstanding and 5,000,000 shares of the Company’s preferred stock outstanding. Each holder of common stock is entitled to one vote per share. Each holder of preferred stock is entitled to 80 votes per share.

The Majority Stockholders, as stockholders holding in the aggregate 228,849,797 shares of common stock of the Company and 5,000,000 shares of the preferred stock of the Company, which combined represents 50.53% of the voting power of our outstanding shares of common stock, have approved the Authorized Capital Increase by written consent dated October 31, 2014.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of the Company’s voting power is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Mr. Nicholson, who is a member of our board of directors and an officer of the Company, is also a co-founder, co-control, and indirect co-owner (50%) of Group8 Mining Innovations, which as of October 31, 2014, holds 39.62% of the voting control over the Company. Upon completion of the proposed increase, Group8 Mining Innovations is to be issued 10,000,000 shares based on a stock purchase agreement, of which Mr. Nicholson would have a 50% indirect interest in, or 5,000,000 shares. Mr. Nicholson’s business address is 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128. Mr. Nicholson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

As of October 31, 2014, Mr. Nicholson is the indirect beneficial owner of 8,264,146 shares of common stock of the Company, which shares are directly held by LTV International Holdings Ltd. (“LTV”). On April 30, 2014, Mr. Nicholson acquired 2,407,003 shares of common stock through LTV at a price per share of $0.0145; on March 4, 2013, Mr. Nicholson acquired 2,857,143 shares of common stock through LTV at a price per share of $0.0035, and; on September 19, 2014, Mr. Nicholson acquired 3,000,000 shares of common stock through LTV at a price per share of $0.005. Of these shares, 3,000,000 shares have been purchased but not yet issued by the Company, and such shares would be issued upon the successful completion of the increase in authorized capital.

During the past year, Mr. Nicholson has not been a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Furthermore, Mr. Nicholson does not have any arrangements or understandings with any person with respect to any future employment by the registrant or its affiliates; or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

On December 1, 2012, the Company entered into a consulting agreement with LTV to provide management services to the Company over a one year period, which agreement was extended by mutual agreement in 2013. The terms of which require a monthly fee of $5,000 payable to LTV. Mr. Don Nicholson is the designated service provider under the agreement with LTV. For the nine months ended April 30, 2014, an amount of $45,000 was recorded by the Company as management consulting expense and $35,091 was paid in the form of cash and $35,000 was paid in the form of common stock. As of April 30, 2014, an amount of $10,703 has been accrued as accounts payable to related party for LTV.

Mr. Trikeriotis, who is an officer of the Company, is also the co-founder and a co-control person of Group8 Mining Innovations, which as of October 31, 2014, holds 39.62% of the voting control over the Company. Upon completion of the proposed increase, Group8 Mining Innovations is to be issued 10,000,000 shares based on a stock purchase agreement, of which Mr. Trikeriotis would have a 50% indirect interest in, or 5,000,000 shares. Mr. Trikeriotis’s business address is 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128. Mr. Trikeriotis has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

As of October 31, 2014, Mr. Trikeriotis is the indirect beneficial owner of 5,208,334 shares of common stock of the Company, which shares are directly held by Element8 Consulting Ltd. 1,208,334 of these shares were acquired in 2013, prior to Mr. Trikeriotis involvement in the Company, and 4,000,000 shares were acquired on September 19, 2014, at a price per share of $.005. Of these shares, 4,000,000 shares have been purchased but not yet issued by the Company, and such shares would be issued upon the successful completion of the increase in authorized capital.

During the past year, Mr. Trikeriotis has not been a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Furthermore, Mr. Trikeriotis does not have any arrangements or understandings with any person with respect to any future employment by the registrant or its affiliates; or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

Robert B. Reynolds is the VP Administration and Management and Director (Chairman) of the Company, and is the direct beneficial owner of the 6,389,412 shares. Of these shares, 3,078,587 shares have been purchased but not yet issued by the Company, and such shares would be issued upon the successful completion of the increase in authorized capital.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to the Company at First Liberty Power Corp, 7251 West Lake Mead Blvd, Ste 300, Las Vegas, NV 89128.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at First Liberty Power Corp, 7251 West Lake Mead Blvd, Ste 300, Las Vegas, NV 89128.

On behalf of the Board of Directors,

/s/ Robert B. Reynolds Jr.
Robert B. Reynolds Jr.
Chairman of the Board of Directors

October 31, 2014

Exhibit A

Certificate of Amendment to Articles of Incorporation

The Capital Stock section of the Articles of Incorporation is hereby amended by deleting in its entirety and inserting in lieu thereof the following:

“The aggregate number of shares which this Corporation shall have the authority to issue is: 5,000,000,000 shares of $0.001 par value each, which shares are designated “Common Stock”; and 10,000,000 shares of $0.001 par value each, which shares are designated “Preferred Stock” and which may be issued in one or more classes or series, which such rights, preferences, privileges and restrictions as will be fixed at the discretion of the Board of Directors.”